Leases - as lessee	12 Months Ended
Dec. 31, 2025
Leases - as lessee [Abstract]
Leases - as lessee
18.	Leases – as lessee

Leases as lessee under IFRS 16

The Group leases vessels, office spaces, and other equipment from external parties under non-cancellable operating lease agreements. The leases have varying terms including options to extend and options to purchase.

Information about leases for which the Group is a lessee is presented below.

(1)	Amounts recognised in profit or loss

	2025 US$’000	2024 US$’000	2023 US$’000
Interest expense on lease liabilities	1,434	1,469	2,178
Expenses relating to short-term leases for vessels, included in charter hire expenses	11,089	19,997	5,594
Expenses relating to short-term leases for offices, included in rental expenses	1,833	1,984	1,988

(2)	Amounts recognised in statement of cash flows

	2025 US$’000	2024 US$’000	2023 US$’000
Total cash outflow for leases	31,521	44,192	45,969

(3)	Extension options

Some leases contain extension options exercisable by the Group up to one year before the end of the non-cancellable contract period. The extension options held are exercisable only by the Group and not by the lessors. The Group assesses at lease commencement date whether it is reasonably certain to exercise the extension options. The Group reassesses whether it is reasonably certain to exercise the options if there is a material event or material changes in circumstances within its control. In the financial year ended 2025 and 2024, the Group exercised options on certain leases to extend their charter period for a duration of one year and recognised additional lease liabilities with a corresponding increase in ROU assets as part of lease remeasurement.

The Group estimated that the potential future lease payments, should it exercise the extension options, would result in an increase in lease liabilities of US$61.3 million (2024: US$89.2 million).